                                                                   EXHIBIT 10.47

                           NOVEMBER 2002 AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                  AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS


         THIS NOVEMBER 2002 AMENDMENT TO LOAN AND SECURITY AGREEMENT AND AMENDMENT TO CERTAIN OTHER LOAN DOCUMENTS (the "Amendment") is made and entered into on this 26th day of November, 2002, to be effective (unless otherwise specified herein) as of November 1, 2002 (the "Effective Date"), by and among FLEET CAPITAL CORPORATION, a Rhode Island corporation, successor in interest by merger to FLEET CAPITAL CORPORATION, a Connecticut corporation, formerly known as SHAWMUT CAPITAL CORPORATION, successor in interest by assignment to BARCLAYS BUSINESS CREDIT, INC. ("Lender"), LOWRANCE ELECTRONICS, INC., a Delaware corporation ("Lowrance"), LEI EXTRAS, INC., a Delaware corporation ("LEI"), LOWRANCE CONTRACTS, INC., a Delaware corporation ("Lowrance Contracts"), and SEA ELECTRONICS, INC., an Oklahoma corporation ("Sea Electronics") (Lowrance, LEI, Lowrance Contracts and Sea Electronics are herein individually and collectively called "Borrower").

                                    RECITALS

         (A) Borrower, Lowrance Australia Pty Limited ("Lowrance Australia") and Lender have entered into that certain Loan and Security Agreement, dated December 15, 1993, as such Loan and Security Agreement has been amended, including, without limitation, as amended by (i) that certain First Amendment to Loan and Security Agreement, dated October 16, 1995, by and among Lender, Borrower and Lowrance Australia, (ii) that certain Second Amendment to Loan and Security Agreement, dated November 1, 1996 by and among Lender and Borrower,
(iii) that certain Third Amendment to Loan and Security Agreement, dated December 30, 1996, by and among Lender and Borrower, (iv) that certain Fourth Amendment to Loan and Security Agreement, entered into effective as of April 1, 1997, by and among Lender and Borrower, (v) that certain Fifth Amendment to Loan and Security Agreement, entered into effective as of August 25, 1997, by and between Lender and Borrower, (vi) that certain Sixth Amendment to Loan and Security Agreement and Certain Other Loan Documents, entered into effective as of August 28, 1997, by and between Lender and Borrower, (vii) that certain Seventh Amendment to Loan and Security Agreement, entered into effective as of November 1, 1997, by and between Lender and Borrower, (viii) that certain Eighth Amendment to Loan and Security Agreement, made and entered into as of December 9, 1997, by and between Lender and Borrower, (ix) that certain Ninth Amendment to Loan and Security Agreement made and entered into as of September 14, 1998, by and between Lender and Borrower, (x) that certain Tenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed in November of 1998, by Lender and Borrower; (xi) that certain Eleventh Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed March 14, 2000, by Lender and Borrower, (xii) that certain Twelfth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, executed October 15, 2000, by

Lender and Borrower, (xiii) that certain Thirteenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents and Limited Waiver entered into on October 19, 2001, by Lender and Borrower, (xiv) that certain letter agreement, dated December 14, 2001, by and between Lender and Borrower, and (xv) that certain Fourteenth Amendment to Loan and Security Agreement and Amendment to Certain Other Loan Documents, entered into on March 11, 2002, by Lender and Borrower (as amended, the "Loan Agreement").

         (B) Borrower and Lender desire to amend the Loan Agreement and certain of the other Loan Documents as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

         2.01 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; ADDITION OF NEW DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended by adding the following new definitions thereto to be inserted in their proper alphabetical order and to read as follows:

         "Base Rate Loans - all Loans other than LIBOR Loans.

         Banking Relationship Indebtedness - Indebtedness or other obligations of Borrower or any Affiliate of Borrower relating to or arising out of
         (i) checking and operating account relationships between Borrower or any Affiliate of Borrower and Lender or any Affiliate of Lender (including Bank), including any obligations under Cash Management Agreements, and (ii) Hedging Agreements with Lender or any Affiliate of Lender (including Bank).

         Cash Management Agreements - any agreement entered into from time to time between Borrower or any Affiliate of Borrower, on the one hand, and Bank or any of its Affiliates or any other banking or financial institution, on the other, in connection with cash management services for operating, collections, payroll and trust accounts of Borrower or any Affiliate of Borrower provided by such banking or financial institution, including automatic clearinghouse services, controlled disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services and wire transfer services.

         Hedging Agreement - any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         LIBOR Base Rate - as applicable to any LIBOR Loan, the rate per annum (rounded upward, if necessary, to the nearest 1/32 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such LIBOR Loan which appears on the Telerate page 3750 as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the first day of such LIBOR Loan; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Base Rate shall be the rate (rounded upwards as described above, if necessary) for deposits in U.S. dollars for a period substantially equal to the interest period on the Reuters Page 'LIBO' (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London
         Time), on the day that is two (2) London Banking Days prior to the beginning of such interest period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such LIBOR Loan which are offered by four
         (4) major banks in the London interbank market at approximately 11:00 a.m. (London time), on the day that is two (2) London Banking Days preceding the first day of such LIBOR Loan as selected by Lender. The principal London office of each of the major London Banks so selected will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such LIBOR Loan offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two
         (2) London Banking Days preceding the first day of such LIBOR Loan. In the event that Lender is unable to obtain any such quotation as provided above, it will be determined that LIBOR Base Rate pursuant to a LIBOR Loan cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Bank then for any period during which such Reserve Percentage shall apply, LIBOR Base Rate shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

         LIBOR Borrowing Notice - as defined in Section 3.8(A) of this
         Agreement.

         LIBOR Interest Period - as applicable to any LIBOR Loan, a period commencing on the date a LIBOR Loan is made, and ending on the date which is one (1) month, two (2) months, or three (3) months later, as may then be requested by Borrower; provided that (i) any LIBOR Interest Period which would otherwise end on a day which is not a Business Day shall end on the next preceding or succeeding Business Day as is Lender's custom in the market to which such LIBOR Loan relates; (ii) there remains a minimum of one (1) month, two (2) months, or three (3) months (depending upon which LIBOR Interest Period Borrower selects) in the Original Term; and
         (iii) all LIBOR Interest Periods of the same duration which commence on the same date shall end on the same date.

         LIBOR Loan - any Loan which bears interest at a LIBOR Base Rate.

         London Banking Day - any date on which commercial banks are open for business in London, England.

         Reserve Percentage - the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against 'Eurocurrency Liabilities' as defined in Regulation D."

         2.02 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT OF DEFINITION OF "OBLIGATIONS." Effective as of the Effective Date, the definition of "Obligations" contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties (including, without limitation, Banking Relationship Indebtedness) owing, arising, due or payable from Borrower or any Affiliate of Borrower to Lender (including Bank), of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, the obligations of Borrower under Section 2.5 of this Agreement in connection with the foreign currency purchase contracts described therein, and all other interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower under any of the Loan Documents."

         2.03 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT OF DEFINITION OF "PERMITTED RAW MATERIALS LOAN AMOUNT." Effective as of the Effective Date, the definition of "Permitted Raw Materials Loan Amount" contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "Permitted Raw Materials Loan Amount" -$575,000."

         2.04 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT OF DEFINITION OF "SEASONAL DATING ACCOUNTS LOAN AMOUNT". Effective as of the Effective Date, the definition of "Seasonal Dating Accounts Loan Amount" contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "Seasonal Dating Accounts Loan Amount" - the amount indicated below for the periods indicated below:


          Applicable Period                                      Seasonal Dating Accounts Loan Amount
          -----------------                                      ------------------------------------
          (a)   December 1 through May 31                        (a) $10,000,000

          (b)   June 1 through November 30                       (b) $ 5.000,000"

         2.05 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT OF DEFINITION OF "TEMPORARY FINISHED GOODS ELIGIBLE INVENTORY INCREASED AMOUNT." Effective as of the Effective Date, the definition of "Temporary Finished Goods Eligible Inventory Increased Amount" contained in Section 1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "Temporary Finished Goods Eligible Inventory Increased Amount - the amount indicated below, during the time period indicated below:


          Time Period                                            Maximum Amount
          -----------                                            --------------

          (a)   First Use during a Specific Calendar             (a)    the lesser of (i) $1,500,000 or
                Year through the earlier to occur of                    (ii) 20% of the value of Finished
                the 68th day after the First Use during                 Goods Eligible Inventory at the
                a Specific Calendar Year or January 18                  relevant calculation date
                of the immediately succeeding calendar
                year

          (b)   Seven day period beginning on the day            (b)    the lesser of (i) $1,125,000 or
                immediately succeeding the end of the                   (ii) 20% of the value of Finished
                period described in (a) above                           Goods Eligible Inventory at the
                                                                        relevant calculation date

          (c)   Seven day period beginning on the day            (c)    the lesser of (i) $750,000 or
                immediately succeeding the end of the                   (ii) 20% of the value of
                period described in (b) above                           Finished Goods Eligible
                                                                        Inventory at the relevant
                                                                        calculation date

          (d)   Seven day period beginning on the day            (d)    the lesser of (i) $375,000 or
                immediately succeeding the end of the                   (ii) 20% of the value of
                period described in (c) above                           Finished Goods Eligible
                                                                        Inventory at the relevant
                                                                        calculation date

          (e)   Earlier to occur of (i) February 12 of the       (e)    $0.00"
                immediately succeeding calendar year or
                (ii) the day immediately succeeding the
                end of the period described in (d) above,
                and at all times thereafter until the next
                occurring First Use during a Specific
                Calendar Year

         2.06 AMENDMENT TO SECTION 1.1 OF THE LOAN AGREEMENT; AMENDMENT OF DEFINITION OF "TEMPORARY FINISHED GOODS ELIGIBLE INVENTORY INCREASED AMOUNT PERIOD." Effective as of the Effective Date, the definition of "Temporary Finished Goods Eligible Inventory Increased Amount Period" contained in Section
1.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "Temporary Finished Goods Eligible Inventory Increased Amount Period - the period of time beginning on (i) the first day after October 15 of any calendar year, that the Borrower requests that the Temporary Finished Goods Eligible Inventory Increased Amount be included in the calculation of the Borrowing Base (the 'First Use during a Specific Calendar Year') and ending on (ii) the earlier to occur of February 12 of the immediately succeeding calendar year or the ninetieth day after the First Use during a Specific Calendar Year."

         2.07 AMENDMENT TO SECTION 2.1(B) OF THE LOAN AGREEMENT. Effective as of the Effective Date, Section 2.1(B) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "(B) Notwithstanding the foregoing provisions of Section 2.1(A), it is expressly agreed and understood that (i) the aggregate outstanding amount of all Revolving Credit Loans advanced against Eligible Accounts and Eligible Inventory of LEI, Lowrance Contracts and Sea Electronics shall not exceed $500,000 at any time; (ii) the aggregate outstanding amount of Revolving Credit Loans advanced against Eligible Accounts of Lowrance arising from sales to Account Debtors located in Australia and Australian Finished Goods Eligible Inventory shall not exceed $1,000,000 at any time; (iii) the aggregate outstanding amount of all Revolving Credit Loans advanced against Raw Materials Eligible Inventory shall not exceed the Permitted Raw Materials Loan Amount at any time; (iv) the aggregate outstanding amount of all Revolving Credit Loans advanced against Seasonal Dating Accounts shall not exceed the Seasonal Dating Accounts Loan Amount at any time and the aggregate outstanding amount of all Revolving Credit Loans advanced against Seasonal Dating Accounts arising from sales to Persons who in the sole judgment of Lender are part of the 'Big Rock Sports Group' shall not exceed $4,000,000 at any time; and (v) the aggregate outstanding amount of all Revolving Credit Loans advanced against Mexican Raw Materials Eligible Inventory shall not exceed $1,000,000 at any time."

         2.08 INCREASE IN APPLICABLE ANNUAL RATE AS TO CERTAIN REVOLVING CREDIT LOANS DURING TEMPORARY FINISHED GOODS ELIGIBLE INVENTORY INCREASED AMOUNT PERIOD. Effective as of the Effective Date, the parties hereto agree that notwithstanding anything to the contrary in the Loan Agreement or any other Loan Document, during the Temporary Finished Goods Eligible Inventory Increased Amount Period, the Applicable Annual Rate relating to the Revolving Credit Loans advanced against the Temporary Finished Goods Eligibility Inventory Increased Amount shall be one and one half percent (1.50%) above the Base Rate.

         2.09 AMENDMENT TO SECTION 3.1(A) OF THE LOAN AGREEMENT. Effective as of the Effective Date, Section 3.1(A) of the Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

         "Outstanding principal on the Loans shall bear interest, calculated daily, at the following rates per annum (individually called, as applicable, an 'Applicable Annual Rate'): (i) (a) each Term Loan which is a LIBOR Loan shall bear interest at a rate per annum equal to 3.00% above the LIBOR Base Rate and (b) each Term Loan which is a Base Rate Loan shall bear interest at a rate per annum equal to 0.50% above the Base Rate, (ii) (a) each Equipment Loan which is a LIBOR Loan shall bear interest at a rate per annum equal to 3.00% above the LIBOR Base Rate and (b) each Equipment Loan which is a Base Rate Loan shall bear interest at a fluctuating rate per annum equal to 0.50% above the Base Rate and (iii) (a) each Revolving Credit Loan which is a LIBOR Loan shall bear interest at a rate per annum equal to 2.75% above the LIBOR Base Rate and (b) each Revolving Credit Loan which is a Base Rate Loan shall bear interest at a fluctuating rate per annum equal to 0.50% above the Base Rate. Interest rate on each Base Rate Loan shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof. The interest rate on each Loan shall be calculated daily, based on the actual days elapsed over a 360 day year. Further, for the purpose of computing interest, all items of payment received by Lender shall be applied by Lender (subject to final payment of all drafts and other items received in form other than immediately available funds) against the Obligations on the first Business Day after receipt. The determination of when a payment is received by Lender will be made in accordance with Section 3.6."

         2.10 AMENDMENT TO SECTION 3.1(D) OF THE LOAN AGREEMENT. Effective as of the

Effective Date, the fourth sentence of Section 3.1(D) of the Loan Agreement is hereby deleted in its entirety and the following is hereby substituted therefor:

         "Borrower recognizes that, with fluctuations in the Base Rate, the Eurodollar Base Rate and the Maximum Legal Rate, such a result could inadvertently occur."

         2.11 AMENDMENT TO SECTION 3.2 OF THE LOAN AGREEMENT. Effective as of the Effective Date, Section 3.2 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "3.2 Term of Agreement. Subject to Lender's right to cease making Loans to Borrower at any time upon or after the occurrence of a Default or an Event of Default, this Agreement shall be in effect through and including December 31, 2005 (the 'Original Term'). Notwithstanding anything herein to the contrary, Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default."

         2.12 AMENDMENT TO ARTICLE III; ADDITION OF NEW SECTIONS. Article III of the Loan Agreement is hereby amended by adding new Sections 3.8 and 3.9 thereto which shall read as follows:

         "3.8     Additional Provisions Regarding LIBOR Loans.

                  (A) Manner of Borrowing a LIBOR Loan. In the event Borrower desires to obtain a LIBOR Loan, Borrower shall give Lender prior, written irrevocable notice no later than 11:00 a.m. New York City time on the 2nd Business Day prior to the requested borrowing date specifying (w) Borrower's election to obtain a LIBOR Loan, (x) the date of the proposed borrowing (which shall be a Business Day), (y) the amount to be borrowed, which amount shall be in a minimum principal amount of $100,000 and any increase in integral multiples of $100,000 and (z) the LIBOR Interest Period applicable thereto ('LIBOR Borrowing Notice'). In no event shall Borrower be permitted to have outstanding at any one time LIBOR Loans with more than five
                  (5) different LIBOR Interest Periods.

                  (B) Interest on LIBOR Loans. Each LIBOR Loan shall bear interest from and including the first day of the LIBOR Interest Period applicable thereto (but not including the last day of such LIBOR Interest Period) at the interest rate determined as applicable to such LIBOR Loan, but interest on such LIBOR Loan shall be payable as provided in Section 3.5 of this Agreement.

                  (C) Conversion of Base Rate Loans. Provided that no Default has occurred which is then continuing, Borrower may, on any Business Day, convert any Base Rate Loan into a LIBOR Loan. If Borrower desires to convert a Base Rate Loan, Borrower shall give Lender not less than two (2) Business Days' prior written notice (prior to 11:00 a.m. New York City time on such Business Day), specifying the date of such conversion and the amount to be converted. Each conversion into or conversion of a LIBOR Loan shall be in a minimum principal amount of $100,000 and may increase in integral multiples of $100,000 in excess thereof. After giving effect to any conversion of Base Rate Loans to LIBOR Loans, Borrower shall not be permitted to have outstanding at any one time LIBOR Loans with more than five (5) different Interest Periods.

                  (D) Continuation of LIBOR Loans. Borrower shall have the right on two (2) Business Days' prior irrevocable written notice given to Lender by Borrower (prior to 11:00 a.m. New York City time on such Business Day), subject to the provisions hereof, to continue any LIBOR Loan into a subsequent LIBOR Interest Period of the same or a different permitted duration, in each case subject to the satisfaction of the following conditions:

                           (i) in the case of a continuation of less than all LIBOR Loans, the LIBOR Loans continued shall each be in a minimum principal amount of $100,000 and may increase in integral multiples of $100,000; and

                           (ii) no LIBOR Loan (or portion thereof) may be continued as a LIBOR Loan if a Default has occurred which is then continuing or if, after giving effect to such continuation, Borrower shall have outstanding more than five (5) separate LIBOR Loans in the aggregate.

                           If Borrower shall fail to give timely notice of its
                  election to continue any LIBOR Loan or portion thereof as provided above, or if such continuation shall not be permitted, such LIBOR Loan or portion thereof, unless such LIBOR Loan shall be repaid, shall automatically be converted into a Base Rate Loan at the end of the LIBOR Interest Period then in effect with respect to such LIBOR Loan.

                  (E) Inability to Make LIBOR Loans. Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for Lender (for purposes of this Section 3.8(E), the term 'Lender' shall include the office or branch where Lender or any corporation or bank then controlling Lender makes or maintains any LIBOR Loans) to make or maintain its LIBOR Loans, or if with respect to any LIBOR Interest Period, Lender is unable to determine the LIBOR Base Rate relating thereto, or adverse or unusual conditions in, or changes in applicable law relating to, the London interbank market make it, in the reasonable judgment of Lender, impracticable to fund therein any of the LIBOR Loans, or make the projected LIBOR Base Rate unreflective of the actual costs of funds therefor to Lender, the obligation of Lender to make LIBOR Loans hereunder shall forthwith be suspended during the pendency of such circumstances and Borrower shall, if any affected LIBOR Loans are then outstanding, promptly upon request from Lender, convert such affected LIBOR Loans into Base Rate Loans.

                  (F) Prepayment of LIBOR Loans. Borrower may prepay a LIBOR Loan only upon at least three (3) Business Days prior written notice to Lender (which notice shall be irrevocable), and any such prepayment shall occur only on the last day of the LIBOR Interest Period for such LIBOR Loan. Borrower shall pay to Lender, upon request of Lender, such amount or amounts as shall be sufficient (in the reasonable opinion of Lender) to compensate Lender for any loss, cost, or expense incurred as a result of: (i) any payment of a LIBOR Loan on a date other than the last day of the LIBOR Interest Period for such LIBOR Loan; (ii) any failure by Borrower to borrow a LIBOR Loan on the date specified by Borrower's written notice; or (iii) any failure by Borrower to pay a LIBOR Loan on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower shall pay to Lender a 'yield maintenance fee' in an amount computed as follows: the current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the LIBOR Interest Period chosen pursuant to the LIBOR Loan as to which the prepayment is made, shall be subtracted from the LIBOR Base Rate in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the LIBOR Interest Period chosen pursuant to the LIBOR Loan as to which prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the LIBOR Loan as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Lender upon the prepayment of a LIBOR Loan. If by reason of an Event of Default, Lender elects to declare the Obligations to be immediately due and payable, then any yield maintenance fee with respect to a LIBOR Loan shall become due and payable in the same manner as though the Borrower exercised such right of prepayment.

                  (G) Basis for Determining Interest Rate Inadequate or Unfair. In the event that Lender shall have determined that:

                           (i) reasonable means do not exist for ascertaining the LIBOR Base Rate for any LIBOR Interest Period; or

                           (ii) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank market with respect to a proposed LIBOR Loan, or a proposed conversion of a Base Rate Loan into a LIBOR Loan; then

                  Lender shall give Borrower prompt written, telephonic or electronic notice of the determination of such effect. If such notice is given, (i) any such requested

                  LIBOR Loan shall be made as a Base Rate Loan, unless Borrower shall notify Lender no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the date of such proposed borrowing that the request for such borrowing shall be canceled or made as an unaffected type of LIBOR Loan, and (ii) any Base Rate Loan which was to have been converted to an affected type of LIBOR Loan shall be continued as or converted into a Base Rate Loan, or, if Borrower shall notify Lender, no later than 10:00 a.m. (New York City time) two (2) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of LIBOR Loan.

                  (H) Lender Statements; Survival of Indemnity. Within sixty
                  (60) days of the date upon which Lender suspends the availability of LIBOR Loans under Section 3.8(E) hereof or learns of any loss or cost or expenses for which Borrower is to pay Lender under Section 3.8(F) hereof, Lender shall deliver a written statement as to the amount due under Section 3.8(E) or Section 3.8(F). Such written statement shall set forth in reasonable detail the calculations and basis therefor upon which Lender determined such amount and shall be final, conclusive and binding on Borrower in the absence of manifest error. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by Borrower of the written statement.

         3.9 Yield Protection. If either (i) the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall subject Lender to any tax (including without limitation any United States interest equalization or similar tax, however named), duty or other charge with respect to any LIBOR Loan or Lender's obligation to compute interest on the principal balance of any LIBOR Loan at a rate based upon the LIBOR Base Rate, or shall change the basis of taxation of payments to Lender of the principal of or interest on any LIBOR Loan or any other amounts due under this Agreement in respect of any LIBOR Loan or Lender's obligation to compute the interest on the principal balance of any LIBOR Loan at a rate based upon the LIBOR Base Rate, or (ii) any governmental authority, central bank or other comparable authority shall at any time impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, Lender, or shall impose on Lender (or its LIBOR lending office) or any relevant interbank LIBOR market any other condition affecting any LIBOR Loan or Lender's obligation to compute the interest on the principal balance of any LIBOR Loan at a rate based upon the LIBOR Base Rate; and the result of any of the foregoing is to increase the cost to Lender of maintaining any LIBOR Loans, or to reduce the amount of any sum received or receivable by Lender under this Agreement by an amount deemed by Lender to be material, then upon demand by Lender, Borrower shall pay to Lender such additional amount or amounts as will compensate Lender for such increased cost or reduction. Lender will promptly notify Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle Lender to compensation pursuant to this Section 3.9. A certificate of Lender claiming compensation under this Section 3.9 and setting forth the additional amount or amounts to be paid to Lender hereunder shall be conclusive in the absence of manifest error."

         2.13 AMENDMENT TO SECTION 9.2(M) OF THE LOAN AGREEMENT. Effective as of the Effective Date, Section 9.2(M) Capital Lease Obligations of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "(M) Capital Lease Obligations. Incur Capital Lease Obligations which, in the aggregate, as to Borrower and its Subsidiaries exceed $3,500,000 during any fiscal year of Borrower."

         2.14 AMENDMENT TO SECTION 9.3 OF THE LOAN AGREEMENT. Effective as of the Effective Date, Section 9.3 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

         "9.3 Specific Financial Covenants. During the term of this Agreement and thereafter for so long as there are any Obligations, Borrower covenants that, unless otherwise consented to by Lender in writing, Borrower shall:

                  (A) [Internationally Omitted]

                  (B) [Internationally Omitted]

                  (C) Fixed Charge Ratio. Maintain, on a Consolidated basis, a Fixed Charge Ratio of not less than 1.1 to 1.0 for the twelve calendar month period ending on the last day of each October, January, April and July, beginning with October 31, 2002.

                  (D) Minimum EBITDA. Maintain, on a Consolidated basis, EBITDA of not less than $3,174,000 for the twelve calendar month ending on the last day of each October, January, April and July, beginning with October 31, 2002.

                  (E) Maximum Inventory. Maintain, on a Consolidated basis, Inventory with an aggregate value (calculated on the basis of the higher of cost or market with cost calculated on a first-in, first-out basis) of not more than the amount shown below as of the date indicated below:

                                      Date                                  Amount
                                      ----                                  ------
                  (i)    Last day of each October, beginning         (i)    $16,000,000
                         October 31, 2002

                  (ii)   Last day of each January, beginning         (ii)   $22,500,000
                         January 31, 2003

                  (iii)  Last day of each April beginning            (iii)  $16,750,000
                         April 30, 2003

                  (iv)   Last day of each July, beginning            (iv)   $14,000,000"
                         July 31, 2003

         2.15 AMENDMENT TO REVOLVING CREDIT NOTES. Effective as of the Effective Date, each Revolving Credit Note is amended by deleting therefrom the date "December 31, 2002" and substituting therefor the date "December 31, 2005".

         2.16 AMENDMENT FEE. In consideration for the agreements of Lender contained herein but subject to Section 3.1(D) of the Loan Agreement, Borrower agrees to pay Lender a fee of $50,000. Such fee shall be due and payable and shall be fully earned as of the date of execution of this Amendment.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

         3.01 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                  (a) Lender shall have received each of the following, each in form and substance satisfactory to Lender: (i) this Amendment, duly executed by Borrower; (ii) Sixth Amendment to Mortgage, Security Agreement, Financing Statement and Assignment of Rents, duly executed by Lowrance regarding the existing Mortgage, in favor of Lender, covering Lowrance's Tulsa, Oklahoma real property; and (iii) such additional documents, instruments and information as Lender or its legal counsel may request;

                  (b) The representations and warranties contained herein, in the Loan Agreement and in the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

                  (c) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been specifically waived in writing by Lender;

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                  (e) Lender shall have received, in immediately available funds, payment of the fee described in Section 2.16 of this Amendment.

                                   ARTICLE IV
                                    NO WAIVER

         Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Lender.

                                    ARTICLE V
                  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

         5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; (e) the Borrower's Certificate of Incorporation and Bylaws are in full force and effect on and as of the date hereof without modification or amendment in any respect since November 1, 1996; (f) as of the date hereof, (i) Borrower is in existence and in corporate and tax good standing in the State of its organization, (ii) the Borrower is qualified to do business as a foreign corporation and is in corporate and tax good standing in each jurisdiction where Borrower is doing business and is required to be so qualified, (iii) Borrower does not owe franchise taxes or other taxes required to maintain its corporate existence and no franchise tax reports are due, and (iv) no proceedings are pending for forfeiture of the Borrower's charter or for its dissolution either voluntarily or involuntarily; and (g) the officer of Borrower executing this Amendment has been duly elected and is, at present, qualified and acting in the office indicated below such officer's name and is duly authorized to execute this Amendment on behalf of Borrower.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

         6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

         6.03 EXPENSES OF LENDER. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender's legal counsel.

         6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

         6.11 RELEASE. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND THE NEGOTIATION OF AND EXECUTION OF THIS AMENDMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.


                                            "LENDER"

                                            FLEET CAPITAL CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            "BORROWER"

                                            LOWRANCE ELECTRONICS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            LEI EXTRAS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            LOWRANCE CONTRACTS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            SEA ELECTRONICS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------